VAN KAMPEN LIFE INVESTMENT TRUST,
on behalf of its Portfolio,
Van Kampen Money Market Portfolio
Supplement dated August 25, 2009
to the
Class I Shares Prospectus
dated April 30, 2009
and
Class II Shares Prospectus
dated April 30, 2009,
each as previously supplemented on April 30, 2009

The Prospectus is hereby supplemented as follows:

The Board of Trustees (the “Board”) has reviewed the investment policies and practices, performance, expenses and reduced net assets of the Van Kampen Life Investment Trust Money Market Portfolio (the “Portfolio”). In connection therewith, the Board considered various options for the Portfolio. After due consideration of a number of factors the Board determined that it would be in the best interest of the shareholders to terminate and liquidate the Portfolio. On August 6, 2009, the Board approved a Plan of Liquidation for the Portfolio. Current Portfolio shareholders may continue to purchase shares of the Portfolio. The Plan of Liquidation will be presented to the shareholders of the Portfolio for approval at a special meeting currently scheduled for the fourth quarter of 2009, and if shareholders approve the Plan of Liquidation, the Portfolio will be liquidated shortly thereafter.

RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

LITMMSPT1 8/09